UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

Planet Technologies, Inc.

(Formerly known as “Planet Polymer Technologies, Inc.”)
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-26804	33-0502606
(Commission File No.)	(IRS Employer Identification No.)

6835 Flanders Drive, Suite 100
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 457-4742

☐	Written communications pursuant to Rule 425 under the Exchange Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.5

Item 1.01. Entry Into a Material Definitive Agreement.

On March 8, 2005, Planet Technologies, Inc. (“Planet”) entered into a definitive agreement to acquire Allergy Control Products, Inc. (“ACP”).

The merger transaction will be structured pursuant to an Agreement and Plan of Merger agreed upon by both parties, and is subject to approval by each party’s respective shareholders and other contingencies. Pursuant to the terms of the merger transaction the shareholder of ACP will be issued 600,000 shares of Planet common stock. In addition, ACP debt to its shareholder in the approximate amount of $1,500,000 will be paid in full by Planet.

Item 9.01. Financial Statements and Exhibits.

99.5	Press Release dated March 9, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Planet Technologies, Inc.

Dated: March 9, 2005	By:	/s/ Scott L. Glenn

Scott L. Glenn
Chief Executive Officer and President

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